UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2025

Chenghe Acquisition III Co.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42847	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Beach Road #29-11
South Beach Tower
Singapore 189767
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+65) 9851 8611

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHECU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	CHEC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHECW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2025, Chenghe Acquisition III Co. (the “Company”) consummated its initial public offering (“IPO”) of 12,650,000 units (the “Units”), which includes 1,650,000 Units pursuant to the full exercise of the overallotment option granted to BTIG, LLC (the “Underwriter”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $126,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-288524) for the IPO, initially filed with the U.S. Securities and Exchange Commission on July 3, 2025, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated September 15, 2025, by and between the Company and the Underwriter, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated September 15, 2025, by and between the Company and Odyssey Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated September 15, 2025 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsors, Chenghe Investment III Limited (the “Cayman Sponsor”) and Chenghe Investment III LLC (the “Delaware Sponsor” and, collectively with Cayman Sponsor, the “Co-Sponsors”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 15, 2025, by and between the Company and Odyssey Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated September 15, 2025, by and among the Company, the Co-Sponsors and the holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated September 15, 2025, by and between the Company and the Cayman Sponsor (the “Cayman Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated September 15, 2025, by and between the Company and the Delaware Sponsor (the “Delaware Sponsor Private Placement Units Purchase Agreement” and, collectively with the Cayman Sponsor Private Placement Units Purchase Agreement, the “Sponsor Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated September 15, 2025, by and between the Company and the Underwriter (the “Underwriter Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated September 15, 2025, by and between the Company and the Cayman Sponsor (the “Administrative Services Agreement”), a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Indemnification Agreements, each dated September 15, 2025, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company, the form of which is filed with this Form 8-K hereto as Exhibit 10.8.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreements and the Underwriter Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 408,000 Units (the “Private Placement Units”) to the Co-Sponsors and the Underwriter at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,080,000. Of those 408,000 Private Placement Units, the Co-Sponsors purchased 281,500 Private Placement Units and the Underwriter purchased 126,500 Private Placement Units. The Private Placement Units are identical to the Units included as part of the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2025, in connection with the IPO, Kwan Sun, Qingjian Wang and Ningrong Liu were appointed to the board of directors of the Company (the “Board”). Effective September 15, 2025, Kwan Sun, Qingjian Wang and Ningrong Liu were appointed to each of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee with Kwan Sun serving as chair of the Audit Committee, and Qingjian Wang serving as chair of the Compensation Committee and Nominating and Corporate Governance Committee.

Following the appointment of Kwan Sun, Qingjian Wang and Ningrong Liu, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consisting of Kwan Sun, will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consisting of Qingjian Wang and Ningrong Liu, will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consisting of Lyle Wang and Shibin Wang, will expire at the Company’s third annual meeting of shareholders.

On September 15, 2025, each of the members of the Board and the executive officers of the Company entered into the Letter Agreement as well as an Indemnity Agreement with the Company.

Other than the foregoing, none of Kwan Sun, Qingjian Wang and Ningrong Liu is a party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The Letter Agreement and the form of indemnity agreement are attached as Exhibit 10.1 and Exhibit 10.8 hereto, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2025, the Company’s Amended and Restated Memorandum and Articles of Association became effective. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $126,500,000 (which amount includes $5,060,000 of the Underwriter’s deferred discount), comprised of $125,185,000 of the proceeds from the IPO and $1,315,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at Citibank N.A. maintained by Odyssey Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 18 months from the closing of the IPO or such later period extended in accordance with the Amended and Restated Memorandum and Articles of Association (the “Business Combination Period”), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within the Business Combination Period or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On September 15, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 17, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 15, 2025, by and between the Company and BTIG, LLC, as the underwriter.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated September 15, 2025, by and between the Company and Odyssey Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 15, 2025, by and among the Company, its executive officers, its directors, Chenghe Investment III LLC and Chenghe Investment III Limited.

10.2	Investment Management Trust Agreement, dated September 15, 2025, by and between the Company and Odyssey Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated September 15, 2025, by and among the Company, Chenghe Investment III Limited, Chenghe Investment III LLC and the Holders signatories thereto.

10.4	Private Placement Units Purchase Agreement, dated September 15, 2025 by and between the Company and Chenghe Investment III Limited.

10.5	Private Placement Units Purchase Agreement, dated September 15, 2025, by and between the Company and Chenghe Investment III LLC.

10.6	Private Placement Units Purchase Agreement, dated September 15, 2025 by and between the Company and BTIG, LLC.

10.7	Administrative Services Agreement, dated September 15, 2025, by and between the Company and Chenghe Investment III Limited.

10.8	Form of Indemnification Agreement between the Company and each of the officers and directors of the Company.

99.1	Press Release, dated September 15, 2025.

99.2	Press Release, dated September 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition III Co.

By:	/s/ Shibin Wang
	Name:	Shibin Wang
	Title:	Chief Executive Officer and Director

Dated: September 18, 2025